Exhibit 10.25

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY

NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

Special Warranty Deed

THE STATE OF TEXAS

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF    El Paso

That HD Sunland Park Property LLC, a Delaware limited liability company, with an address of 29834 N Cave Creek Rd, Suite 118-283, Cave Creek, Arizona 85331 (hereinafter called "Grantor," whether one or more, masculine, feminine or neuter) for and in consideration of the sum of TEN and no/100 DOLLARS and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, paid by LF3 El Paso, LLC, a Delaware limited liability company, whose address is 1635 – 43rd Street S, Suite 205, Fargo, ND 58103 (hereinafter called "Grantee"), for which no lien is retained either express or implied, has Granted, Sold and Conveyed, and by these presents does Grant, Sell and Convey, unto the said Grantee in that certain real property located in  El Paso County, Texas legally described on the attached Exhibit A, together with all improvements thereon, if any, and all right, title and interest in and to adjacent sidewalks, streets, roads, alleys and rights-of-way.

This deed is executed and delivered subject to all easements, reservations, conditions, covenants and restrictive covenants as the same appear of record in the office of the County Clerk of the aforesaid County.

TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the said Grantee, his, her or its successors, heirs and assigns, as the case may be, forever; and Grantor does hereby bind Grantor and Grantor's successors, heirs, executors and administrators, as the case may be, to Warrant and Forever Defend all and singular the said premises unto the said Grantee and Grantee's successors, heirs and assigns, as the case may be, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

Signature Page Follows

Executed this  _11th_ day of May, 2021.

GRANTOR:

HD Sunland Park Property LLC, a Delaware
limited liability company

By: High Desert Investors 3 LLC, a Delaware
limited liability company, its sole member

By:	/s/ Albert Ken Okamoto
Albert Ken Okamoto, Authorized Signatory

STATE OF	Arizona	§
COUNTY OF	Maricopa	§

This instrument was acknowledged before me on this _11th_ day of May, 2021, Albert Ken Okamoto, Authorized Signatory of High Desert Investors 3 LLC, a Delaware limited liability company, acting in its capacity as the sole member HD Sunland Park Property LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Kevin R. Eberly
Notary Public, State of	Arizona
Printed Name:	Kevin R. Eberly Jr.
My Commission Expires:	Aug 3, 2022

When Recorded Return to:
LF3 El Paso, LLC
Attn: Linzey Erickson
1635 – 43rd Street S, Suite 205
Fargo, ND 58103

Exhibit A

Legal Description

A PARCEL OF LAND CONTAINING 5.314 ACRES MORE OR LESS, BEING A PORTION OF LOT 1, BLOCK 2, SUNLAND COMMERCIAL DISTRICT UNIT 2, AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY, TEXAS, ACCORDING TO THE MAP THEREOF RECORDED IN BOOK 23, PAGE 42, PLAT RECORDS OF EL PASO COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT AN EXISTING CITY MONUMENT FOUND AT THE CENTERLINE INTERSECTION OF SUNLAND PARK DRIVE AND CONSTITUTION DRIVE; THENCE, WITH SAID CENTERLINE OF SUNLAND PARK DRIVE, NORTH 83° 39' 16" EAST A DISTANCE OF 380.98 FEET; THENCE, LEAVING SAID CENTERLINE, SOUTH 06° 20' 44" EAST A DISTANCE OF 60.00 FEET TO A SET CROWS FOOT IN CONCRETE ON THE SOUTH RIGHT OF WAY LINE OF SUNLAND PARK DRIVE AND BEING THE "POINT OF BEGINNING";

THENCE, WITH SAID RIGHT OF WAY, NORTH 83° 39' 16" EAST A DISTANCE OF 52.73 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, WITH SAID RIGHT OF WAY, NORTH 78° 22' 46" EAST A DISTANCE OF 149.41 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, LEAVING SAID RIGHT OF WAY, SOUTH 11° 39' 57" EAST A DISTANCE OF 96.73 FEET TO A SET NAIL WITH SHINER, TX NO. 1798;

THENCE, SOUTH 62° 09' 00" EAST A DISTANCE OF 87.94 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, NORTH 78° 20' 03" EAST A DISTANCE OF 76.65 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, NORTH 26° 32' 34" EAST A DISTANCE OF 147.75 FEET TO A POINT AT THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10, (A WITNESS CORNER BEING SET SOUTH 26° 32' 34" WEST A DISTANCE OF 1.00 FEET);

THENCE, ALONG THE RIGHT OF WAY LINE OF U.S. INTERSTATE HIGHWAY NO. 10 THE FOLLOWING COURSES;

NORTH 78° 20' 03" EAST A DISTANCE OF 213.36 FEET TO A SET 5/8" REBAR WITH CAP;

NORTH 49° 53' 58" EAST A DISTANCE OF 228.07 FEET TO A SET CHISELED ''X'';

SOUTH 40° 06' 02" EAST A DISTANCE OF 343.40 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, LEAVING SAID RIGHT OF WAY, SOUTH 49° 53' 58" WEST A DISTANCE OF 332.76 FEET TO A SET 5/8" REBAR WITH CAP;

THENCE, SOUTH 78° 20' 03" WEST A DISTANCE OF 245.75 FEET TO A SET CHISELED ''X'' IN CONCRETE;

THENCE, NORTH 62° 09' 00" WEST A DISTANCE OF 618.23 FEET TO THE "POINT OF BEGINNING" OF THE HEREIN DESCRIBED PARCEL, AND CONTAINING 5.314 ACRES OF LAND MORE OR LESS. (REFERENCE: METES AND BOUNDS DESCRIPTION CONTAINED IN THAT CERTAIN DEED WITHOUT WARRANTY RECORDED UNDER INSTRUMENT NO. 20060040427, REAL PROPERTY RECORDS OF EL PASO COUNTY, TEXAS.)

SAVE AND EXCEPT THE PROPERTY DESCRIBED IN NOTICE OF LIS PENDENS FILED FOR RECORD MARCH 01, 2016 UNDER COUNTY CLERK'S FILE NO. 20160013652, OFFICIAL PUBLIC RECORDS OF EL PASO, TEXAS.